UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 22, 1998



                          OCWEN ASSET INVESTMENT CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           VIRGINIA                       001-14043              65-0736120
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   (STATE OR OTHER JURISDICTION          (COMMISSION          (I.R.S. EMPLOYER
        OF INCORPORATION)                FILE NUMBER)        IDENTIFICATION NO.)


                              THE FORUM, SUITE 1000
        1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (561) 681-8000
                                                     --------------


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





                                  PAGE 1 OF 146
                             EXHIBIT INDEX ON PAGE 4


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On July 22, 1998, Ocwen Asset Investment Corp. (the "Company") acquired the Prudential Building, an existing 488,080 square foot, 22-story office building located in the central business district of Jacksonville, Florida, (the "Prudential Building") for $36.0 million in cash plus closing costs. The building was purchased from Prudential Insurance Co. of America, an unaffiliated third party (the "Seller"), by Ocwen Capital Corporation ("OCC") on behalf of the Company. OCC manages the Company's operations and is a wholly owned subsidiary of Ocwen Financial Corporation. The purchase price was determined through arms length negotiations between the Seller and OCC, and the source of funds for this purchase by the Company was a $24.1 million advance under an existing line of credit with Salomon Brothers Realty Corp. and cash reserves on hand. The Company intends to continue to use the building for rentals.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a) As of the date of this Form 8-K, the financial statements related to this property are not available but will be filed by the Company on Form 8-K no later than October 5, 1998.

(b) As of the date of this Form 8-K, the pro forma financial information related to this property is not available but will be filed by the Company on Form 8-K no later than October 5, 1998.

(c)       Exhibits

          The following exhibit is filed as part of this report:

         (2.1) Purchase and sale agreement between Prudential Insurance Co. of America and Ocwen Capital Corporation dated June 9, 1998.



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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     OCWEN ASSET INVESTMENT CORP.
                                     (Registrant)


                                     By: /s/ Mark S. Zeidman
                                        ----------------------------
                                             Mark S. Zeidman
                                             Senior Vice President and
                                             Chief Financial Officer


Date:   August 6, 1998



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

                                INDEX TO EXHIBIT



     Exhibit No. Description                                               Page
     ----------- -----------                                               ----

         2.1      Purchase and sale agreement between  Prudential
                  Insurance  Co. of  America  and  Ocwen  Capital
                  Corporation dated June 9, 1998.


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